UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2008

ALTRIA GROUP, INC.

(Exact name of registrant as specified in its charter)

Virginia	1-8940	13-3260245
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6601 West Broad Street, Richmond, Virginia	23230
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 274-2200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On September 7, 2008, UST Inc., a Delaware corporation (the “Company”), Altria Group, Inc., a Virginia corporation (“Altria”), and Armchair Merger Sub, Inc., a Delaware corporation and an indirect wholly-owned subsidiary of Altria (the “Merger Subsidiary”), entered into an Agreement and Plan of Merger, dated as of September 7, 2008 (the “Merger Agreement”), which was announced via press release, as previously reported in Altria’s Current Report on Form 8-K filed on September 8, 2008. On September 8, 2008, Altria and UST held a conference call for members of the investment community and news media in connection with the announcement of the Merger Agreement. The Transcript of that call and the Conference Call Presentation are filed as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8–K and are incorporated herein by reference.

In connection with the proposed acquisition, UST intends to file relevant materials with the SEC, including a proxy statement on Schedule 14A.

INVESTORS AND SHAREHOLDERS ARE URGED TO READ UST’S PROXY STATEMENT AND ALL RELEVANT DOCUMENTS FILED WITH THE SEC (WHEN THEY BECOME AVAILABLE) BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and shareholders will be able to obtain the documents free of charge through the website maintained by the SEC at www.sec.gov. A free copy of the proxy statement and other relevant documents, when they become available, also may be obtained from UST Inc., 6 High Ridge Park, Building A, Stamford, Connecticut 06905-1323, Attn: Investor Relations. Investors and security holders may access copies of the documents filed with the U.S. Securities and Exchange Commission by UST on its website at www.ustinc.com. Such documents are not currently available.

Altria and UST and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from UST’s shareholders in connection with the merger. Information about Altria’s directors and executive officers is set forth in Altria’s proxy statement on Schedule 14A filed with the SEC on April 24, 2008 and Altria’s Annual Report on Form 10-K filed on February 28, 2008. Information about UST’s directors and executive officers is set forth in UST’s proxy statement on Schedule 14A filed with the SEC on March 24, 2008 and UST’s Annual Report on Form 10-K filed on February 22, 2008. Additional information regarding the interests of participants in the solicitation of proxies in connection with the merger will be included in the proxy statement that UST intends to file with the SEC.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 99.1	Transcript of Conference Call, dated September 8, 2008.

Exhibit 99.2	Conference Call Presentation, dated September 8, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTRIA GROUP, INC.

By:	/S/ SEAN X. MCKESSY
Name:	Sean X. McKessy
Title:	Corporate Secretary

DATE: September 8, 2008

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Transcript of Conference Call, dated September 8, 2008.

Exhibit 99.2	Conference Call Presentation, dated September 8, 2008.